Exhibit 10.24

                               SECURITY AGREEMENT

         This Security Agreement ("Agreement") is made and entered into as of this 9th day of July, 2002, by and between Alpha Virtual, Inc. a California corporation ("Borrower") and Global Alpha Corporation, a British Virgin Islands corporation ("Lender"). Borrower and Lender may each be referred to individually as a "Party" or collectively as "Parties" to the this Agreement. Terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement (as defined below).

                                    RECITALS
         A. Borrower and Lender have entered into the Working Capital Loan Agreement, dated as of the date hereof (as from time to time amended and in effect, the "Loan Agreement") and the Multiple Advance Convertible Promissory Note, dated as of the same date, and executed by Borrower (as from time to time amended and in effect, the "Note").

         B. It is a condition precedent to Lender extending further credit to Borrower under the Loan Agreement that Borrower execute and deliver to Lender this Agreement and such other agreements as Lender may request in connection with the implementation of this Agreement, including, but not limited to the Source Code Escrow Agreement of even date herewith, as from time to time amended and in effect (the "Escrow Agreement"). The Security Agreement, the Escrow Agreement and any other documents requested by Lender to be executed in connection therewith, together are sometimes hereinafter referred to as the "Security Documents".

         C. Borrower wishes to grant security interests in favor of Lender as herein provided.


         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. Grant Of Security Interest. Borrower hereby grants, assigns and conveys to Lender a first-priority, security interest in and mortgage on all of Borrower's right, title and interest in and to all now owned or hereafter acquired or created computer software programs of the Borrower (the "Programs") as more fully described on Schedule A attached hereto and incorporated herein by this reference (the "Collateral") to secure the payment and performance in full of all present and future obligations owing to Lender under the Loan Agreement, the Note, the Loan Documents and the Security Documents (together, the "Obligations").

         2. Authorization To File Financing Statements. Borrower hereby irrevocably authorizes Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of


                                                                     S364987.3
                                    10.24-1

Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the California Uniform Commercial Code, as amended and supplemented from time to time (the "Code") or any such jurisdiction, or (ii) as being of equal or lesser scope or with greater detail; and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower and, in the case of a financing statement filed as a fixture filing or indicating Collateral as extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates. Borrower agrees to furnish any such information to Lender promptly upon request.

         3. Source Code Escrow. Borrower agrees to enter into the Escrow Agreement, to deposit the Source Materials and other items required to be deposited pursuant to the Escrow Agreement, and to perform its obligations under the Escrow Agreement, as set forth therein.

         4.  Representations,   Warranties   And  Covenants.   Borrower   hereby
represents,  warrants,  and covenants  that:

               (a)  Power and Authority; Valid and Binding Obligation.  Borrower
                    -------------------------------------------------
is a corporation duly incorporated and in good standing under the laws of the State of California and duly qualified to do business in each jurisdiction where such qualification is necessary. The execution and delivery of this Agreement, and the performance by Borrower of its obligations hereunder are within Borrower's corporate powers and have been duly authorized by all necessary corporate action. This Agreement is Borrower's legal, valid and binding obligation, enforceable in accordance with its terms, the making and performance of which do not and will not contravene or conflict with Borrower's charter or by-laws or violate or constitute a default under any law, any presently existing requirement or restriction imposed by judicial, arbitral or other governmental instrumentality or any agreement, instrument or indenture by which Borrower or its property is bound.

               (b)  Title.  Borrower  is the  sole  and  exclusive  owner of the
                    -----
entire and unencumbered right, title, and interest in and to all of the Collateral, free and clear of any liens, charges, and encumbrances, including pledges, assignments, licenses, joint ownership rights, shop rights, and covenants by Borrower not to sue third persons. No financing statement covering any of the Collateral is on file in any public office.

               (c)  Perfection of Security Interest.  Except for the filing of a
                    -------------------------------
financing statement with the Secretary of State of California and the filing with the U.S. Copyright Office necessary to perfect the security interests created hereunder, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant by Borrower of the security interest hereunder or for the execution, delivery, or performance of this Agreement by Borrower or for the perfection of or the exercise by Lender of its rights hereunder to the Collateral in the United States.

                                                                     S364987.3
                                     10.24-2

               (d)  Commercial  Transaction.  The  transactions  contemplated by
                    -----------------------
this Agreement and the Loan Agreement are commercial transactions and do not involve: (a) goods used or bought for use primarily for personal, family or household purpose; or (b) an individual's incurrence of the obligation for personal, family or household purposes.

               (e)  No Liens.  Borrower will not create, incur, assume or permit
                    --------
to exist any pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever upon the Collateral.

         5.  Affirmative Covenants

               (a)  Litigation  and  Proceedings.  Borrower  shall  commence and
                    ----------------------------
diligently prosecute in its own name, as the real party in interest, for its own benefit, and its own expense, such suits, administrative proceedings, or other action for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. Borrower shall provide to Lender any information with respect thereto requested by Lender. Lender shall provide at Borrower's expense all necessary cooperation in connection with any such suits, proceedings, or action, including, without limitation, joining as a necessary party.

               (b)  Right to Inspect.  Borrower grants to Lender,  its employees
                    ----------------
and agents the right to visit Borrower's principal place of business, plants and facilities which manufacture, inspect, or store products sold under any of the Trademarks or incorporating any of the Patents and/or Copyrights, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

               (c)  Locations and Notices.  Borrower shall maintain and keep (a)
                    ---------------------
except as delivered to Lender from time to time, all chattel paper, instruments and documents, and all records concerning the Collateral, at the address shown in the first paragraph hereof and not duplicate any records regarding any Collateral at any other address; (b) the location of its chief office at the address shown in the first paragraph hereof; and (c) the state of incorporation and immediately given written notice to Lender of any change in the state of incorporation.

               (d)  Insurance.   Borrower  shall  keep  all  Collateral  insured
                    ---------
against loss, damage, theft and other risks, with amounts and insurance companies, and under policies, satisfactory to Lender, which policies shall provide that loss thereunder shall be payable to Lender as its interest may appear (and Lender may apply any proceeds of such insurance which may be received by it toward payment of Obligations, whether or not due, in such order of application as Lender may determine), and such policies or certificates thereof shall, if Lender so requests, be deposited with Lender.


                                                                     S364987.3
                                     10.24-3

         6. Events Of Default. An Event of Default under this Agreement shall occur and be continuing if any of the following occurs: (a) an Event of Default under the Loan Agreement or any other Loan Document or Security Document occurs;
(b) any representation or warranty made by Borrower in this Agreement, the Loan Agreement or any other Loan Document or Security Document is incorrect when made or when affirmed; or (c) Borrower fails to observe or perform any covenant, condition, or agreement to be observed or performed pursuant to the terms hereof.

         7.  Remedies.

               (a)  Generally.  If any Event of Default  shall have occurred and
                    ---------
be continuing, in addition to any other rights given to Lender by law, this Agreement, the Loan Agreement or any other Loan Document or Security Document, Lender may exercise all rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and may also:

                      (i) declare all Obligations under the Loan Agreement and this Agreement immediately due and payable;

                      (ii) notify any licensees to make royalty payments on license agreements directly to Lender;

                      (iii) require  Borrower  to, and  Borrower  hereby  agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties;

                      (iv) without notice or demand or legal process, enter upon any premises of Borrower and take possession of the Collateral; and

                      (v) without notice except as specified below, sell any Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deed commercially reasonable. Borrower hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by Lender of any of its rights and remedies upon an event of Default and agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Lender shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Borrower shall remain liable for any deficiency. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Lender shall not be required to proceed against any Collateral but


                                                                     S364987.3
                                     10.24-4
may proceed against Borrower directly. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which Borrower has or may have under any law now existing or hereafter enacted.

               (b)  Appointment of  Attorney-in-Fact.  Effective upon and during
                    --------------------------------
the continuance of an Event of Default, Borrower hereby constitutes and appoints Lender as Borrower's attorney-in-fact with full authority in the place and stead of Borrower and in the name of Borrower, from time to time in Lender's discretion to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                      (i)    to  ask,  demand,   collect,   sue  for,   recover,
compound, receive and give acceptance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                      (ii) to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereunder or allow any credit or discount thereon;

                      (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

                      (iv) to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral. The appointment of Lender as Borrower's attorney is coupled with an interest and is irrevocable until payment in full and complete performance of all of the Obligations.

               (c)  Limitation  on Duty of Lender  with  Respect to  Collateral.
                    -----------------------------------------------------------
Beyond the safe custody thereof in accordance with the UCC, Lender shall not have any duty with respect to any Collateral in its possession or control or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or bailee selected by Lender in good faith.

               (d)  Proceeds of Collateral.  Any proceeds of any  disposition by
                    ----------------------
Lender of any of the Collateral may be applied by Lender to the payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by Lender toward the payment the Obligations, and in such order of application, as Lender may from time to time elect.




                                                                     S364987.3
                                     10.24-5

         8.  Choice Of Law And Venue; Jury Trial Waiver.

               (a)  Choice  of  Law.  The  validity  of  this   Agreement,   its
                    ---------------
construction, interpretation, and enforcement, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the California, without giving effect to its conflict of laws principles.

               (b)  Venue.  The parties  agree that all  actions or  proceedings
                    -----
arising in connection with this agreement shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, California or, at the sole option of Lender, in any other court in which Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. Borrower and Lender hereby waive, to the extent permitted under applicable law, any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 8.

               (c)  Waiver of Jury Trial. BORROWER AND LENDER HEREBY WAIVE THEIR
                    --------------------
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         9.  Miscellaneous.

               (a)  Survival   of    Representations    and   Warranties.    The
                    ----------------------------------------------------
representations, warranties, covenants and agreements contained herein shall survive the execution of this Agreement.

               (b)  No Waiver;  Cumulative Remedies.  No failure or delay on the
                    -------------------------------
party of either Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or, the exercise of any other right, power or remedy hereunder. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

               (c)  No Amendments;  Entire Agreement.  This Agreement may not be
                    --------------------------------
modified, amended, waived or superseded except in a writing signed by both Lender and Borrower. This Agreement, the Loan Agreement and the Security Documents embody the entire agreement and understanding of the Parties and supersede all prior agreements and understandings relating to the subject matter.


                                                                     S364987.3
                                     10.24-6

               (d)  Notices.   Any  notice  required  or  permitted  under  this
                    -------
Agreement shall be given in writing and shall be deemed effectively given: (i) upon sending the notice by facsimile provided receipt is confirmed by a machine-generated transmission report; or (ii) three (3) days after sending such notice by registered or certified mail, postage prepaid and return receipt requested; or (iii) one (1) day after depositing such notice with a courier service guaranteeing next day delivery, return receipt requested, and addressed as follows:

                  To Borrower:     Alpha Virtual, Inc.
                                   10345 Olympic Boulevard, Suite 300
                                   Los Angeles, CA 90064

                  To Lender:       Global Alpha Corporation
                                   (see address on signature page)

                  With a copy to:  Nixon Peabody LLP
                                   Two Embarcadero Center, 27th Floor
                                   San Francisco, CA 94111
                                   Attn: Laura Wheeler
                                   Facsimile: (866) 741-1491 or (415) 984-8300

               (e)  Binding Effect;  Assignment.  This Agreement is binding upon
                    ---------------------------
and shall inure to the benefit of each Party's respective successors and assigns, except that Borrower shall not have the right to delegate its Obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of Lender.

               (f)  Governing Law. This  Agreement and the Loan Agreement  shall
                    -------------
be governed by and construed in accordance with the internal laws of the State of California without regard to its principles of conflict of laws.

               (g)  Attorneys' Fees.  Borrower agrees to pay to Lender all costs
                    ---------------
and expenses incurred by Lender in any effort to collect the under the Loan Agreement and to enforce its rights under this Agreement, including, without limitation, reasonable attorneys' fees, incurred in enforcing its rights and protecting its interest under this Agreement and the Loan Agreement, which amounts shall include fees and costs incurred in any state, federal or bankruptcy court whether or not in connection with any Chapter 11 proceeding, or relief from automatic stay or disputes over Lender's claim, or disputes over any plan of reorganization, or motions for sale of assets, regardless of whether such attorneys' fees, costs and expenses are incurred before or after an Event of Default.

               (h)  Headings.  Article,  section and subsection headings in this
                    --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.




                                                                     S364987.3
                                     10.24-7

               (i)  Counterparts.  This  Agreement may be executed in any number
                    ------------
of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart; provided that original signatures will be substituted upon the request of either Party.


                            [SIGNATURE PAGE FOLLOWS]















































                                                                     S364987.3
                                     10.24-8

         IN WITNESS WHEREOF the undersigned, being authorized signers for the Parties, have executed this Security Agreement as of the date first written above.

ALPHA VIRTUAL, INC.


By:
     ------------------------------------------------
Name:
Its:


GLOBAL ALPHA CORPORATION


By:
     ------------------------------------------------
Name:
Its:
Address:



































                                                                     S364987.3
                                     10.24-9

                                   SCHEDULE A

                            Description of Collateral




















































                                                                     S364987.3
                                    10.24-10